SecureDesigns® Variable Annuity	SecureDesigns® Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 350 Park Avenue, 14th Floor New York, NY 10022
Supplement Dated May 24, 2019
To Prospectus Dated May 1, 2019
Effective May 28, 2019, the names of the following underlying funds will change. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective May 28, 2019.
Former Name	New Name
Oppenheimer Global Fund/VA	Invesco Oppenheimer V.I. Global Fund
Oppenheimer Main Street Small Cap Fund®/VA	Invesco Oppenheimer V.I. Main Street Small Cap Fund
Oppenheimer total Return Bond Fund/VA	Invesco Oppenheimer V.I. Total Return Bond Fund
Effective June 3, 2019, the names of the following underlying funds will change. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective June 3, 2019.
Former Name	New Name
Dreyfus IP MidCap Stock	BNY Mellon IP MidCap Stock
Dreyfus IP Small Cap Stock Index	BNY Mellon IP Small Cap Stock Index
Dreyfus IP Technology Growth	BNY Mellon IP Technology Growth
Dreyfus VIF Appreciation	BNY Mellon VIF Appreciation
Dreyfus VIF International Value	BNY Mellon VIF International Value
Please Retain This Supplement For Future Reference